UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
      1934 Date of Report (date of earliest event reported): July 31, 2013

                           VANGUARD ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)

          Colorado                       None                     27-2888719
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(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                          Identification No.)

                         1330 Post Oak Blvd., Suite 1600
                              Houston, Texas 77056
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (713) 627-2500

                                       N/A
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          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain  Officers;  Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On July 31, 2013 Gerald Bailey resigned as a director of the Company for personal reasons. Mr. Bailey's resignation was not due to any disagreement he had with the Company on any matter relating to the Company's operations, policies or practices.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Date: July 31, 2013


                                     VANGUARD ENERGY CORPORATION


                                     By:/s/ Warren M. Dillard
                                        --------------------------------
                                        Warren M. Dillard, President and Chief
                                        Executive Officer